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                                                                    EXHIBIT 99.1

SLIDE 1

         Presentation Cover sheet

SLIDE 2

Introduction to Jefferies

         Jefferies & Company, Inc. is a full service investment banking firm to middle market growth companies

         Expertise in equity, high yield, and
         convertible underwriting and trading, as well as research and acquisition finance

         Wholly-owned subsidiary of Jefferies Group, Inc., a publicly traded company (NYSE

         Symbol: JEF) with market capitalization of approximately $650 million and over 900 employees in 23 offices internationally

         Jefferies Group is rated "investment grade" by Standard & Poor's and Moody's

SLIDE 3

Introduction to Jefferies (Cont'd)

         Extensive experience in Restructuring and Gaming assignments

         Recapitalization and Restructuring Group

         Restructured nearly $20 billion in liabilities, both in-court and out-of-court situations, in many industries since 1997, including recently:

         ICO Global Communications - represented Official Creditors Committee

         AmeriServe Food Service, Inc. - represented Official Creditors
         Committee

         Specialty Foods Corporation - represented Company

         Kaiser Group International - represented Debtor

         Silver Cinemas - represented Debtor

         Gaming Group

         Completed over $2.4 billion of gaming financings, including recently:

         $130 million Senior Secured Notes / The Majestic Star Casino, LLC (refinancing)

         $45 million First Mortgage Notes / Riviera Black Hawk, Inc. (construction financing)

         $55 million Senior Secured Notes / Louisiana Casino Cruises, Inc. (refinancing)

         Trades approximately $1 billion in high yield gaming paper annually

         Coverage of every significant gaming jurisdiction in the United States

SLIDE 4

Jefferies' Retention

         Retained by JCC Holding Company, Inc. in July 2000 to act as financial advisor to review, consult and advise JCC regarding its financial circumstances

         Assignment is three-fold:

         Analyze JCC's current financial circumstances

         Financial Performance

         Quality of Operations

         Capital Structure Recommend a plan of action

         Facilitate restructuring process

         Conclusion

         Casino operations reasonably run




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         JCC unable to support its current capitalization

         Operating restrictions impair financial performance

         Tax structure unsupportable and inconsistent with other jurisdictions

SLIDE 5

Due Diligence Process

         Jefferies undertook an exhaustive due diligence process in coming to its conclusions

         Jefferies analyzed the Company's financials

         Reviewed historical performance

         Reviewed projections

         Jefferies looked at the quality of operations

         Reviewed marketing programs

         Performed comparable properties analyses

         Interviewed operating management

         Jefferies analyzed the capital structure

         Reviewed current indebtedness and obligations

         Analyzed inadequate cash flow coverage of existing fixed obligations

SLIDE 6

History

         Capital Investment (inception through 12/31/00 Estimated)

         Total Invested Capital                      $  1,118.5 million
         Total Amount Paid to State and City         $    439.3 million

SLIDE 7

Financial Performance

($ in Thousands)

                                     1999             2000
                                  Nov-Dec(1)           1Q              2Q             3Q             Total
Net Revenues .................   $     40,962    $     62,613    $     64,310    $     70,089    $    237,975
Operating Expenses ...........         30,109          49,128          44,957          47,985         172,180
State Taxes ..................         17,808          24,932          24,932          25,205          92,877
City Lease Payments ..........          3,099           3,826           3,828           3,944          14,697
Guarantee Fee ................          1,000           1,500           1,500           1,500           5,500
Management Fee ...............          1,306           1,987           2,053           2,238           7,583
EBITDA(2) ....................   $    (12,360)   $    (18,760)   $    (12,959)   $    (10,783)        (54,862)
Contractual Interest .........          6,869          10,712          11,068          11,815          40,464
Cash Flow(3) .................   $    (19,229)   $    (29,472)   $    (24,027)   $    (22,598)   $    (95,326)

         Includes three days of operations in October 1999.

         Earnings before interest, taxes, depreciation and amortization.

         Net income plus depreciation and amortization.


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SLIDE 8

Financial Performance

         Q4 1999
         -------
         Net Revenues                                           $40.9 Million
         Cash Flows                                           ($19.2) Million
         State Taxes and City Lease Payments  $20.9 Million

         Q1 2000
         -------
         Net Revenues                                           $62.6 Million
         Cash Flows                                           ($29.5) Million
         State Taxes and City Lease Payments  $28.7 Million

         Q2 2000
         -------
         Net Revenues                                           $64.3 Million
         Cash Flows                                           ($24.0) Million
         State Taxes and City Lease Payments  $28.7 Million

         Q3 2000
         -------
         Net Revenues                                           $70.1 Million
         Cash Flows                                           ($22.6) Million
         State Taxes and City Lease Payments  $29.1 Million


SLIDE 9

Comparative Analysis

Land-Based Style Casino Markets

($ in Millions)

                                        2000
                                       Estimated     Las Vegas     Las Vegas     Atlantic City   Mississippi
                                         JCC         Strip         Local         Casinos         Casinos
Sample Size .......................                  Average - 9   Average - 8   Average - 6     Average- 14
Net Revenue .......................   $    264.5     $    430.8    $    136.0    $    446.2     $    111.7
EBITDA ............................        (54.9)         112.8          35.1         110.1           23.8
Margin ............................        (20.7)%         26.2%         25.8%         24.7%          21.3%
Gaming Tax ........................   $    100.0     $     14.3    $      7.7    $     32.5     $     15.6
EBITDAM before Gaming
Taxes and Lease Payments ..........         75.3          127.1          42.8         142.6           32.8
Margin ............................         28.5%          29.5%         31.4%         32.0%          29.3%
Gaming Tax % ......................        40.25%          6.25%         6.25%         9.25%          8.00%


         JCC margin in-line with other land-based style casinos

         JCC effective gaming tax rate significantly higher than other jurisdictions


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SLIDE 10

Current Situation

         JCC is currently generating insufficient revenues & cash flow to fund its minimum tax payments & service its debt obligations

         Operating trends indicate that this situation is unlikely to materially change

         Harrah's(1) is funding JCC's operations under applicable agreements

         Funding additional capital for daily payments to the State pursuant to a guarantee through March 31, 2001

         Deferring receipt of expense allocations and management/guarantee fees

         Bank forced purchase of $166.5 million of their debt by Harrah's pursuant to prior commitments

         The interest on JCC's debt continues to be deferred, except for interest on bank debt which must be paid on a current basis

(1) Herein, Harrah's and Harrah's Entertainment, Inc., refer to, together and separately, as the case may be, Harrah's Entertainment, Inc., and its subsidiaries.

SLIDE 11

Current Situation (Cont'd)

         JCC, as it is currently configured, is not financially viable

         Cannot pay operating expenses

         Cannot pay minimum taxes

         Cannot service debt

SLIDE 12

Solution

         A successful restructuring is necessary and feasible

         To be lasting, a restructuring of JCC must:

         Provide reasonable payments to the State

         Ease operating restrictions

         Earn a sufficient return of capital to induce agreement for the restructuring

         Have sufficient liquidity to meet unforeseen contingencies

         Provide flexibility for future growth

SLIDE 13

Restructuring Proposal

         Plan Specifications

         18 1/2% tax rate on gaming revenue with an initial $50 million minimum tax payment, graduating to $60 million

         Louisiana:  18.50% (riverboats)

         Nevada:  6.25%

         Atlantic City:  9.25%

         Mississippi:  8.00%

         Colorado: 20.00%



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         Missouri:  20.00%

         Indiana:  20.00%

         Illinois:  graduated tax beginning at 15.00%

         Two times interest coverage at EBITDA line

         Conservative / soundly based business assumptions

         This Plan Must Work - there will not be another chance

SLIDE 14

Restructuring Proposal (Cont'd)

         Plan requires significant changes in current capital structure, ownership, operating agreement, taxes and operating restrictions

         Reduction in HET fees and expenses / compromise of certain other HET claims

         $500 million of debt converted into equity or eliminated

         Eliminates current equity holders

         Adjustment in terms of remaining debt

         Reduction in taxes

         Greater of 18 1/2% or $50 million in the 1st year, $55 million in the 2nd year, and $60 million in the 3rd year and beyond

         Relief from operating restrictions

SLIDE 15

Restructuring Proposal (Cont'd)

Reduction Schedule

($ in Thousands)



                                                              Estimated                          Pro Forma
Reduction Items                                                 2000             Reduction         2000
HET Operating Expenses.................................    $      24,463           41.5%      $        14,319
HET Management Fee.....................................            8,409           68.6%                2,645
      HET Total........................................           32,873           48.4%               16,964
State Taxes ...........................................          100,000           50.0%               50,000


SLIDE 16

Restructuring Proposal (Cont'd)

Reduction Schedule (Cont'd)

         Debt Estimated at 3/31/03 $630.0 Million

         Pro Forma Debt $120.0 Million

SLIDE 17

Restructuring Proposal (Cont'd)

Pro Forma Allocation of Operating Cash Flows

($ in Thousands)


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
                                          2001 Projected                  2002 Projected                2003 Projected
                                         $               %               $              %              $                %
Pro Forma Operating Profit ...   $     98,529          100.0%   $    108,751          100.0%   $    113,370          100.0%
State Taxes ..................         50,000           50.7%         55,000           50.6%         60,000           52.9%
City Lease Payments ..........         16,375           16.6%         16,000           14.7%         15,500           13.7%
Management Fee ...............          6,154            6.2%          7,105            6.5%          7,238            6.4%
EBITDA .......................         26,000           26.4%         30,645           28.2%         30,632           27.0%
Debt Service - Net Interest ..         10,699           10.9%          9,994            9.2%          8,964            7.9%
Debt Service - Principal .....          5,437            5.5%         13,191           12.1%         12,877           11.4%
Capital Expenditures .........          9,450            9.6%          5,198            4.8%          6,657            5.9%
Working Capital Changes ......            196            0.2%            181            0.2%              2            0.0%
Income Taxes .................            218            0.2%          2,081            1.9%          2,133            1.9%
Free Cash Flow ...............   $         --            0.0%   $         --            0.0%   $         --            0.0%



SLIDE 18

Restructuring Proposal (Cont'd)

Pro Forma Allocation of Operating Cash Flows

        2001 Operating Profit
        EBITA (1) 26%
        Management Fee 6%
        City Payment 17%
        State 51%

        2002 Operating Profit
        EBITA (1) 28%
        Management Fee 7%
        City Payment 15%
        State 50%

        (1) Available for debt service, capital expenditures, income taxes and working capital.

SLIDE 19

Process  for Implementing Restructuring

         Negotiations among all parties - underway

         JCC

         Harrah's

         Banks

         Bondholders

         State

         City

         Obtain approval of agreements from Bankruptcy Court

         Does not involve interrupting operations

         Process can take 90 days

         All documents executed and restructuring implemented